UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2019

INPIXON

(Exact name of registrant as specified in its charter)

Nevada	001-36404	88-0434915
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2479 E. Bayshore Road, Suite 195 Palo Alto, CA	94303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 702-2167

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	INPX	The Nasdaq Capital Market

Item 1.01	Entry into a Material Definitive Agreement.

Second Amendment to the Share Purchase Agreement; Closing of Jibestream Acquisition

On July 9, 2019, Inpixon entered into a previously announced Share Purchase Agreement, as amended on August 9, 2019 (the “Purchase Agreement”), by and among Inpixon Canada Inc., a wholly owned subsidiary of Inpixon (the “Purchaser”), Jibestream Inc., a British Columbia corporation (“Jibestream”), each of the persons set forth on Exhibit A of the Purchase Agreement (each, a “Vendor” and collectively, the “Vendors”) and Chris Wiegand, as a Vendor and Vendors’ representative, pursuant to which the Purchaser would acquire all of the issued and outstanding shares of Jibestream (the “Shares”) on the terms and subject to the satisfaction of the conditions set forth in the Purchase Agreement (the “Transaction”).

On August 15, 2019, the parties entered into a second amendment to the Purchase Agreement (the “Second Amendment”) to provide that any shares of common stock held back from the Vendors at closing, as a result of any share issuance limitations required by the Nasdaq Listing Rules, would be applied to the Vendors on a pro rata basis (such shares, the “Excess Shares”).

On August 15, 2019, the Transaction closed and Jibestream became an indirect, wholly owned subsidiary of Inpixon. At the closing, the Purchaser purchased the Shares in exchange for consideration consisting of: (i) CAD $5,000,000 (the “Cash Consideration”), plus an amount equal to all cash and cash equivalents held by Jibestream at the closing, minus, if a negative number, the absolute value of the Estimated Working Capital Adjustment (as defined in the Purchase Agreement), minus any amounts loaned by the Purchaser to Jibestream to settle any Indebtedness (as defined in the Purchase Agreement) or other fees, minus any cash payments to the holders of outstanding options to settle any in-the-money options (the “Option Payout”), minus the deferred revenue costs of $150,000, and minus the costs associated with the audit and review of the financial statements of Jibestream required by the Purchase Agreement (collectively, the “Estimated Cash Closing Amount”); plus (ii) a number of shares of Inpixon’s common stock (the “Inpixon Shares”), equal to CAD $3,000,000, after application of the exchange rate quoted by the Royal Bank of Canada as of August 15, 2019 (the “Exchange Rate”), divided by $0.2775 per share (the “Price Per Share”). To the extent that the Estimated Cash Closing Amount is a negative number, the number of Inpixon Shares will be reduced by the Estimated Cash Closing Amount, adjusted to U.S. dollars based on the Exchange Rate, divided by the Price Per Share.

To the extent that approval by Inpixon’s stockholders for the issuance of the Inpixon Shares is required by applicable Nasdaq listing rules and is not obtained prior to December 31, 2019, the Purchaser will pay the portion of the purchase price representing the Excess Shares in cash, and the references to the Holdback Amount (as defined in the Purchase Agreement) set forth in the Purchase Agreement will refer to the corresponding cash amount paid pursuant to the foregoing.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K, to the extent required by this Item 2.01, is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K, to the extent required by this Item 3.02, is incorporated herein by reference.

As of August 19, 2019, Inpixon has issued and outstanding (i) 35,008,436 shares of common stock, which includes the issuance of the shares of common stock pursuant to the Purchase Agreement, (ii) 1 share of Series 4 Convertible Preferred Stock which is convertible into 202 shares of common stock, (iii) 126 shares of Series 5 Convertible Preferred Stock which are convertible into approximately 37,838 shares of common stock (subject to rounding for fractional shares), (iv) 431 shares of Series 6 Convertible Preferred Stock which are convertible to approximately 1,553,154 shares of common stock (subject to rounding for fractional shares), (v) warrants to purchase up to 112,800 shares of common stock issued on January 15, 2019 in connection with Inpixon’s rights offering, exercisable at $3.33 per share, and (vi) Series A warrants to purchase up to 17,297,410 shares of common stock issued on August 15, 2019 in connection with Inpixon’s public offering and exercisable at $0.2775 per share.

Inpixon issued the Inpixon Shares described herein (a) in reliance upon an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities act”), for private transactions and (b) in reliance on an exemption from registration provided by Regulation S of the Securities Act inasmuch as the Vendors are persons other than “U.S. persons” (as defined in Rule 902 under the Securities Act) and the requirements of Rule 903 under the Securities Act were otherwise met.

Item 7.01	Regulation FD Disclosure.

On August 19, 2019, Inpixon issued a press release announcing the closing of the Transaction and released frequently asked questions regarding the closing of the Transaction (“FAQs”), which FAQs were made available on its website. Copies of the press release and the FAQs are attached hereto as Exhibits 99.1 and 99.2, respectively.

The information presented in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 and Exhibit 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless Inpixon specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference into a filing under the Securities Act or the Exchange Act.

Cautionary Note Regarding Forward-Looking Statements

The information contained in this Current Report on Form 8-K and the exhibits attached hereto may contain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements related to the benefits of the Transaction. The words “intend,” “may,” “should,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other comparable terminology are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. While Inpixon believes its plans, intentions and expectations reflected in those forward-looking statements are reasonable, these plans, intentions or expectations may not be achieved. Inpixon’s actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements. For information about the factors that could cause such differences, please refer to Inpixon’s filings with the U.S. Securities and Exchange Commission. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Inpixon assumes no obligation to update any forward-looking statement.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

To the extent required by Item 9.01(a), Inpixon intends to file the financial statements of Jibestream as part of an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b) Pro forma financial information.

To the extent required by Item 9.01(b), Inpixon intends to file the pro forma financial information of Inpixon and Jibestream as part of an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

Exhibit No.	Description

2.1	The Second Amendment to the Share Purchase Agreement, dated August 15, 2019, by and among Inpixon, Inpixon Canada, Inc., Jibestream Inc, and Chris Wiegand, in his capacity as the Vendors’ representative.

99.1*	Press Release, dated August 19, 2019.

99.2*	Frequently Asked Questions, dated August 19, 2019.

* Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPIXON

Date: August 19, 2019	By:	/s/ Nadir Ali
Name: Nadir Ali Title: Chief Executive Officer

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